Commitments and Contingencies	12 Months Ended
Sep. 30, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 18 — COMMITMENTS AND CONTINGENCIES

From time to time, the Company may become a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. For the years ended September 30, 2024, 2023 and 2022, the Company did not have any material legal claims or litigation that, individually or in aggregate, could have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

The Company has an ongoing CIP project associated with the construction of a new manufacturing facility. As of September 30, 2024, future minimum capital expenditures on the Company’s CIP project amounted to approximately $13.7 million, among which, approximately $7.1 million is required for the next 12 months from the date of this report (see Note 11).

On May 6, 2021, the Company entered into a real estate property purchase agreement with Jiangxi Yueshang, an entity in which the Company’s chief executive officer, Mr. Gang Lai, owned 5% of its equity interests as of the date of that agreement. Pursuant to this purchase agreement, Jiangxi Yueshang will sell and the Company will purchase certain residential apartments and commercial office space totaling 2,749.30 square meters, with a total purchase price of RMB32 million (approximately $4.6 million). As of September 30, 2024, the Company had made a prepayment of RMB16 million (approximately $2.3 million) to Jiangxi Yueshang. The remaining balance is expected to be paid by April 2025 (see Note 12).